Supplement dated as of April 1, 2009
to the Prospectus
dated November 28, 2008

As of April 1, 2009, the language on the Funds’ redemption fee, as found on page 15 of the Prospectus, is amended to read as follows:

If you redeem your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed.  However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions.  The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed.  Under this method, the date of redemption or exchange will be compared to the earliest date shares were acquired for the account.  The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.  In some cases, the Funds may be offered through certain financial intermediaries whose redemption fee policies may differ from those of the Funds.  If you purchase Fund shares through a financial intermediary, please contact the intermediary regarding its policies on redemption fees and market timing.

Supplement dated as of April 1, 2009
to the Statement of Additional Information
dated November 28, 2008

As of April 1, 2009, the third paragraph under Financial Intermediaries, found on page 42 of the Statement of Additional Information, is amended to read as follows:

Note, however, that if shares are redeemed within 60 days of purchase, or acquisition through exchange, a redemption fee equal to 2% of the net asset value of the shares redeemed will be charged.  The fee is charged for the benefit of remaining shareholders and will be paid to a Fund to help offset transaction costs a Fund may incur due to excess short-term trading in a Fund. To calculate redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed.  Under this method, the date of redemption will be compared with the earliest purchase date shares were acquired for the account.  The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.  In some cases, the Funds may be offered through certain financial intermediaries whose redemption fee policies may differ from those of the Funds.  Shareholders who purchase through financial intermediaries may be subject to that intermediary’s policies on redemption fees and market timing.